UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2005


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


           FLORIDA                      0-26509                  65-0601272
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 31, 2005, National Coal Corp. issued a press release announcing 2004 fourth quarter and full year financial results, a copy of which is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission, the most recent of which is our Annual Report on Form 10-KSB for the year ended December 31, 2004.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On March 28, 2005, our Board of Directors increased the size of our Board of Directors from three to five and appointed Robert Heinlein and Kenneth Scott to fill the new directorships effective April 1, 2005.

         There are no understandings or arrangements between either Mr. Heinlein or Mr. Scott and any other person pursuant to which each was selected as a director. As of April 1, 2005, Mr. Heinlein, Mr. Scott and Scott Filstrup are the three members of each of the Board's Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Heinlein will serve as the Chairperson of our Audit Committee, Mr. Filstrup will serve as the Chairperson of our Nominating and Governance Committee and Mr. Scott will serve as the Chairperson of our Compensation Committee. Neither Mr. Heinlein nor Mr. Scott has any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, neither Mr. Heinlein nor Mr. Scott has ever entered into a transaction with us, nor is there any proposed transaction between us and either Mr. Heinlein or Mr. Scott.

         A press release announcing Mr. Heinlein's and Mr. Scott's appointments is attached hereto as Exhibit 99.2.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


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


                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  99.1     Press release  issued by National  Coal Corp.,  dated
                           March 31, 2005.

                  99.2 Press Release announcing the Appointment of Robert Heinlein and Kenneth Scott as Directors of National Coal Corp., dated April 1, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL COAL CORP.



Date:    April 1, 2005                 By:   /S/ MARK A. OLDHAM
                                             -----------------------------------
                                             Mark A. Oldham
                                             Chief Financial Officer


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